UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 27, 2021

CERBERUS TELECOM ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-39647	98-1556740
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

875 Third Avenue New York, NY	10022
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 891-2100

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of Class A Ordinary Share, $0.0001 par value, and one-third of one redeemable warrant	CTAC.U	The New York Stock Exchange
Class A Ordinary Shares included as part of the units	CTAC	The New York Stock Exchange
Warrants, included as part of the units, each whole warrant exercisable for one Class A Ordinary Share at an exercise price of $11.50	CTAC WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events.

On July 27, 2021, KORE Wireless Group, Inc. (the “Company”), a Delaware corporation and wholly owned subsidiary of Maple Holdings Inc. (“KORE”), entered into a backstop financing agreement (the “Backstop Agreement”) with an affiliate of Fortress Credit Corp. (“Fortress”) pursuant to which Fortress will make additional financing available, if necessary, to help satisfy any shortfall in the minimum cash condition arising as a result of redemptions by the public shareholders of Cerberus Telecom Acquisition Corp. (“CTAC”) at the closing of the proposed business combination of CTAC and KORE.

The Backstop Agreement provides the Company with the ability, at its option and with the consent of King Pubco, Inc. (“Pubco”), a Delaware corporation and wholly owned subsidiary of Cerberus Telecom Acquisition Holdings, LLC, an affiliate of CTAC, and the surviving public company following the business combination (after which time, Pubco will change its name to KORE Group Holdings, Inc.), to borrow up to $120 million in the event that redemptions by CTAC public shareholders exceed $139.2 million. Pursuant to the Backstop Agreement, at the closing of the business combination, the Company may issue senior unsecured exchangeable notes due 2028 (“Backstop Notes”) in an aggregate principal amount equal to the amount of the shortfall. Any Backstop Notes will be issued at par, bear interest at the rate of 5.50% per annum, and will have a maturity of seven years. Following the closing of the business combination and at Fortress’ option, the Backstop Notes may be exchangeable into shares of common stock of Pubco at $12.50 per share. At any time after the 2-year anniversary of the issuance of the Backstop Notes, Pubco may redeem the Backstop Notes for cash, force an exchange into shares of its common stock at $16.25 per share or settle with a combination of cash and an exchange. The backstop agreement contains a customary six-month lock up following the closing of the business combination, which prohibits Fortress from hedging the Backstop Notes by short selling Pubco’s common stock or hedging the notes via Pubco’s warrants or options.

The foregoing description of the Backstop Agreement and Backstop Notes is not complete and is qualified in its entirety by reference to the Backstop Agreement and the form of Indenture, included as Exhibit A to the Backstop Agreement, which is attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

In connection with the Backstop Agreement, pursuant to a Waiver and Acknowledgment dated July 27, 2021, CTAC has waived the debt incurrence covenant in the Merger Agreement solely to permit KORE to enter into the Backstop Agreement and will be deemed to waive such debt incurrence covenant to permit KORE to utilize the Backstop Agreement upon consenting to such utilization. CTAC and KORE have also amended the merger agreement to extend the “Termination Date” thereunder to October 12, 2021.

On July 28, 2021, KORE issued a press release announcing entry into the Backstop Agreement. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Additional Information and Where to Find It

This Current Report on Form 8-K relates to a proposed transaction between CTAC and KORE. This Current Report on Form 8-K does not constitute an offer to sell or exchange, or the solicitation of an offer to buy or exchange, any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, sale or exchange would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. CTAC and Pubco filed a registration statement on Form S-4 with the SEC, which includes a proxy statement of CTAC and a prospectus of Pubco, and CTAC will file other documents regarding the proposed transaction with the SEC. A definitive proxy statement/prospectus will also be sent to the shareholders of CTAC, seeking required shareholder approval. Before making any voting or investment decision, investors and security holders of CTAC are urged to carefully read the entire registration statement and proxy statement/prospectus, when they become available, and any other relevant documents filed with the SEC, as well as any amendments or supplements to these documents, because they will contain important information about the proposed transaction.

The documents filed by CTAC with the SEC may be obtained free of charge at the SEC’s website at www.sec.gov. In addition, the documents filed by CTAC with the SEC may be obtained free of charge from CTAC’s website at www.cerberusacquisition.com or upon written request to Cerberus Telecom Acquisition Corp., 875 Third Avenue, New York, NY 10022.

Forward-Looking Statements

This Current Report on Form 8-K contains certain forward-looking statements within the meaning of the federal securities laws with respect to the proposed transaction between CTAC and KORE, including statements regarding the anticipated benefits of the transaction, the anticipated terms of the transaction, the satisfaction of closing conditions to the transaction, and the level of redemptions of CTAC’s public shareholders. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions. Forward-looking statements are projections and other statements about future events that are based on current expectations and assumptions and are not predictions of actual performance, and, as a result, are subject to risks and uncertainties. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of factor probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of CTAC and KORE. Many factors could cause actual future events to differ materially from the forward-looking statements in this document, including but not limited to: (i) the risk that the transaction may not be completed in a timely manner or at all, which may adversely affect the price of CTAC’s securities, (ii) the risk that the transaction may not be completed by CTAC’s business combination deadline and the potential failure to obtain an extension of the business combination deadline if sought by CTAC, (iii) the failure to satisfy the conditions to the consummation of the transaction, including the approval of the merger agreement by the shareholders of CTAC, the satisfaction of the minimum trust account amount following redemptions by CTAC’s public shareholders and the receipt of certain governmental and regulatory approvals, (iv) the lack of a third party valuation in determining whether or not to pursue the business combination, (v) the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement, (vi) the effect of the announcement or pendency of the transaction on KORE business relationships, performance, and business generally, (vii) risks that the proposed transaction disrupts current plans and operations of KORE, (viii) the outcome of any legal proceedings that may be instituted against KORE or against CTAC related to the merger agreement or the proposed transaction, (ix) the ability to maintain the listing of CTAC’s securities on The New York Stock Exchange, (x) the price of CTAC’s securities may be volatile due to a variety of factors, including changes in the competitive and highly regulated industries in which CTAC plans to operate, variations in performance across competitors, changes in laws and regulations affecting KORE’s business and changes in the combined capital structure, (xi) the ability to implement business plans, forecasts, and other expectations after the completion of the proposed business combination, and identify and realize additional opportunities, and (xii) risks relating to the uncertainty of the projected financial and operational information with respect to KORE. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of CTAC’s registration statement on Form S-4 discussed above when available and other documents filed by CTAC from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that neither CTAC nor KORE presently know or that CTAC and KORE currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. CTAC and KORE anticipate that subsequent events and developments will cause CTAC’s and KORE’s assessments to change. Readers are cautioned not to put undue reliance on forward-looking statements, and CTAC and KORE assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. Neither CTAC nor KORE gives any assurance that either CTAC or KORE will achieve its expectations. Accordingly, undue reliance should not be placed upon the forward-looking statements.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Backstop Agreement, dated July 27, 2021, between the Company and an affiliate of Fortress Credit Corp.

99.1	Press Release announcing entry into Backstop Agreement, dated July 28, 2021

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CERBERUS TELECOM ACQUISITION CORP.
Dated: July 28, 2021
	By:	/s/ Michael Palmer
Name: Michael Palmer
Title: Authorized Signatory